UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2017

THRESHOLD PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32979	94-3409596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

170 Harbor Way, Suite 300
South San Francisco, California 94080
(Address of principal executive offices, including zip code)

(650) 474-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 27, 2017, Threshold Pharmaceuticals, Inc. issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth therein.

The information furnished pursuant to this Item 2.02 (including Exhibit 99.1 hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, or the Securities Act. The information contained herein and in the accompanying exhibit shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit Number	Description
99.1	Press Release of Threshold Pharmaceuticals, Inc. dated March 27, 2017 regarding its financial results for the fourth quarter and year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Threshold Pharmaceuticals, Inc.

By:	/s/ Joel A. Fernandes
Name: Joel A. Fernandes
Title: Vice President, Finance and Controller

Date: March 27, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Threshold Pharmaceuticals, Inc. dated March 27, 2017 regarding its financial results for the fourth quarter and year ended December 31, 2016.